THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

This Amended and Restated Subscription Agreement (this "Agreement") is entered into as of November 28, 2023 between TechyBird Acquisition Corp., a Cayman Islands company (the "Company") and TechyBird, LLC (the "Purchaser").

RECITALS

WHEREAS, the Company and the Purchase entered in a Subscription Agreement on July 4, 2023 (the "Original Agreement") and now wish to enter into this Amended and Restated Subscription Agreement on the terms and subject to the conditions as set forth herein, with the intent that the Original Agreement shall be amended and restated in its entirety by this Agreement.

WHEREAS, the Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses (a "Business Combination");

WHEREAS, the Company has confidentially submitted to the U.S. Securities and Exchange Commission (the "SEC") a draft registration statement on Form S-1 (the "Registration Statement") for its initial public offering ("IPO") of units (the "Public Units"), at a price of $10.00 per Public Unit, each Public Unit comprised of one ordinary share of the Company, par value $0.0001 per share ("Ordinary Shares", and the ordinary shares included in the Public Units, the "Public Shares"), and one right to receive one-fifth (1/5) of one ordinary share (the "Rights", and the Rights included in the Public Units, the "Public Rights");

WHEREAS, proceeds from the IPO and the sale of the Private Placement Units (as defined below) in an aggregate amount equal to the gross proceeds from the IPO will be deposited into a trust account for the benefit of the holders of the Public Shares (the "Trust Account"), as described in the Registration Statement;

WHEREAS, following the closing of the IPO (the "IPO Closing"), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which the Purchaser shall subscribe for and purchase a portion of the total number of Ordinary Shares to be issued prior to the IPO ("Founder Shares");

WHEREAS, the Company has entered into or intends to concurrently with this Agreement enter into agreements (collectively, the "Subscription Agreements") in the form of this Agreement with certain affiliates of the Purchaser (together with the Purchaser, the "Subscribing Parties") for the purchase of Founder Shares; and

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. **Sale and Purchase.**

(a) Securities.

(i) Subject to the terms and conditions hereof, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, the number of Founder Shares set forth on the signature page hereto for the aggregate purchase price set forth on the signature page hereto (the "Purchase Price"). The Purchaser acknowledges that the Founder Shares will be subject to restrictions on transfer as set forth in this Agreement.

(ii) On the date hereof, the Company shall issue to the Purchaser the number of Founder Shares set forth on the signature page hereto, in consideration for the Purchaser's payment of the that portion of the Purchase Price applicable to such Founder Shares, as set forth on the signature page hereto, by wire transfer of immediately available funds or other means approved by the Company

(b) Delivery of Securities.

(i) The Company shall register the Purchaser as the owner of the Founder Shares with the Company's transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date on which such securities are issued to the Purchaser (provided that prior to the Company's appointment of a transfer agent it shall instruct the Company's registered office service provider to register the Purchaser as the owner of such securities in the Company's register of members upon issuance thereof).

(ii) Each register and book entry for the Founder Shares shall contain a notation, and each certificate (if any) evidencing the Founder Shares shall be stamped or otherwise imprinted with a legend, in substantially the following form:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

(c) Legend Removal. Following the expiration of the transfer restrictions set forth in Section 5(a), if the Founder Shares are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") or if they are registered for resale under the Securities Act pursuant to a shelf registration statement, then at the Purchaser's request, the Company will use best efforts to cause the Company's transfer agent to remove the legend set forth in Section 1(b)(ii), subject to compliance by the Purchaser with such reasonable procedures for such removal required by the Company or its transfer agent. In connection therewith, if required by the Company's transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Securities without any such legend.

2. Potential Forfeiture.

(a) If (i) on the date set for the vote by the Company's shareholders to approve the Business Combination or (ii) on the Business Day (as defined below) immediately prior to the scheduled closing of the Business Combination (each, a "Determination Date"), the Purchaser beneficially owns or holds, directly or indirectly, including through any firm commitments to purchase, a number of Public Shares (the lesser number of Public Shares so beneficially owned by the Purchaser on either Determination Date, the "Determination Date Shares") that is less than the Forfeiture Threshold (as defined below), then (1) the Purchaser shall automatically forfeit to the Company, and have no further right, title or interest in, a *pro rata* number of its Founder Shares. For

the avoidance of doubt, in calculating the number of Public Shares (if any) which the Purchaser beneficially owns or holds, directly or indirectly, for purposes of determining the number of Determination Date Shares, no Public Shares that are beneficially owned by any other Subscribing Party shall be counted (e.g., no Public Shares shall be double counted among Subscribing Parties). The Purchaser shall take all actions as may be reasonably necessary to consummate any forfeiture contemplated by this Section 2, including entering into agreements and delivering certificates and instruments and consents as may be deemed by the Company to be necessary or appropriate (which shall not require the Purchaser to make any representations other than as to its clear title to the applicable Founder Shares and its power and authorization to effect the transactions contemplated by the applicable agreement or other instrument), and the Purchaser hereby grants to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect any forfeiture contemplated hereby on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

(b) As used herein, (i) the "Forfeiture Threshold" shall initially mean [ ] Ordinary Shares; provided, that if the actual number of Public Units offered and sold in the IPO is less than [ ] (without regard to the over-allotment option), then the Forfeiture Threshold shall be automatically reduced on a pro rata basis, and (ii) the "Shortfall Shares" shall mean the amount by which the Forfeiture Threshold exceeds the Determination Date Shares.

(c) Solely by way of example to illustrate the provisions of Section 2(a), if the Forfeiture Threshold is 2,500,000 and on each Determination Date the Purchaser beneficially owns 1,500,000 Public Shares (such that the number of Determination Date Shares is 1,500,000), then the number of Shortfall Shares shall be 1,000,000, and the percentage of the Purchaser's Founder Shares that the Purchaser would forfeit would be 40% (e.g., 1,000,000 divided by 2,500,000).

(d) If, in connection with the expiration or termination of the underwriters' over-allotment option in connection with the IPO, the Sponsor forfeits any Founder Shares to the Company for cancellation, then the Purchaser agrees to forfeit its Founder Shares to the Company for cancellation on the same basis (such that if no portion of the over-allotment option is exercised, the Purchaser would forfeit a total of 225,000 of its Founder Shares, and if the over-allotment option is exercised in part, the Purchaser would forfeit a pro rata portion thereof, based on the portion of the over-allotment option that is not exercised as a percentage of the total number of Public Units issuable upon exercise of the over-allotment option), and hereby grants to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such forfeiture on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

(e) If, in connection with the closing of a Business Combination (the "Business Combination Closing), the Sponsor (i) agrees to forfeit any Founder Shares to the Company at no cost or subject its Founder Shares to contractual terms or restrictions, convert its Founder Shares into other securities or contractual rights or otherwise modify the terms of its Founder Shares (each a "Sponsor Modification") and (ii) provides the Purchaser with written notice of the Sponsor Modification at least three (3) Business Days prior to the deadline for the submission of requests for redemption of the Public Shares, then the Purchaser agrees to forfeit, subject, convert or modify its Founder Shares on a pro rata basis and on the same terms as the Sponsor, and hereby grants to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such forfeiture or Sponsor Modification on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. The Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of

general application affecting enforcement of creditors' rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser's ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than the Company) to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities, as well as the terms of the Company's proposed IPO, with the Company's management.

(g) Restricted Securities. The Purchaser understands that the offer and sale of the Founder Shares to the Purchaser has not been and will not be registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Founder Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Founder Shares. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Founder Shares, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser understands that the offering of Securities and transactions contemplated hereunder are not and are not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to its purchase of Securities hereunder.

(h) No Public Market. The Purchaser understands that no public market now exists for the Founder Shares, and that the Company has not made any assurances that a public market will ever exist for the Founder Shares.

(i) High Degree of Risk. The Purchaser understands that the purchase of the Founder Shares involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k) No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Founder Shares.

(l) Place of Investment Decision. The Purchaser's investment decision was made in the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m) Adequacy of Financing. The Purchaser will, when such funds are due hereunder, have sufficient funds to satisfy its obligations under this Agreement.

(o) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser's affiliates (the "Purchaser Parties") has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 4 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company's affiliates (collectively, the "Company Parties") with respect to the transactions contemplated hereby.

4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a) Organization and Corporate Power. The Company is incorporated and validly existing and in good standing as a company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. All corporate action required to be taken by the Company's Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, and to issue the Subscribed Securities, has been taken on or prior to the date hereof. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the issuance and delivery of the Founder Shares has been taken on or prior to the date hereof. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors' rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Valid Issuance of Securities.

(i) The Founder Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued and fully paid, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 4(e) below, the Founder Shares will be issued in compliance with all applicable federal and state securities laws.

(ii) No "bad actor" disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a "Disqualification Event") is applicable to the Company or, to the Company's knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. "Company Covered Person" means, with respect to the Company as an "issuer" for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(d) Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, applicable state securities laws, if any.

(e) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the memorandum and articles of association or other governing documents of the Company, (ii) of any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(f) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(g) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Anti-Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company's officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(i) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 4 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company or the offering of Securities hereunder, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

5. Additional Agreements and Acknowledgements of the Purchaser.

(a) Transfer Restrictions. The Purchaser agrees that it shall not Transfer (as defined below) any Founder Shares until the earlier of (a) six months after the completion of the Company's initial business combination and (b) upon completion of the Company's initial business combination, (x) if the last reported sale price of the Company's ordinary shares equals or exceeds $12.00 per unit (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction after the Company's initial business combination that results in all of the Company's shareholders having the right to exchange their ordinary shares for cash, securities or other property (the "Lock-up Period"). Notwithstanding the first sentence hereinabove, Transfers of the Securities are permitted (i) to any other person or entity that holds Ordinary Shares prior to the consummation of the IPO; (ii) to the Company's officers, directors or employees; (iii) in the case of an entity, as a distribution to its partners, stockholders or members upon liquidation; (iv) in the case of an individual, by gift to a member of the individual's immediate family, to a trust, the beneficiary of which is a member of the individual's immediate family, for estate planning purposes; (v) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (vi) in the case of an individual, pursuant to a qualified domestic relations order; (vii) by pledges to secure obligations incurred in connection with purchases of the Company's securities; (viii) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the applicable Securities were originally purchased; (ix) in the event of the Company's liquidation, bankruptcy or dissolution prior to the completion of a Business Combination; (x) in the event of completion of a liquidation, merger, stock exchange or other similar transaction which results in all of the Company's shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of a Business Combination; (xi) to the Purchaser's affiliates, to any investment fund or other entity controlled or managed by the Purchaser, or to any investment manager or investment advisor of the Purchaser or an affiliate of any such investment manager or investment advisor; (xi) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (x) above; and (xii) pursuant to the provisions of Section 2 of this Agreement (each of the foregoing, a "Permitted Transferee"); provided, however, that in the case of clauses (i) through (xi), these permitted transferees must enter into a written agreement agreeing to be bound by the terms of this Agreement, including the forfeiture provisions of Section 2 and these transfer restrictions. As used in this Agreement, "Transfer" shall mean the (x) sale of, offer to sell, contract or agreement to sell, hypothecation, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position (within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder) with respect to, any of the Securities; (y) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Securities, whether any such transaction is to be settled by delivery of such Securities, in cash or otherwise, or (z) public announcement of any intention to effect any transaction specified in clause (x) or (y); provided, that this Section 5(a) shall not prohibit the Purchaser from effecting a Short Sale (as defined below) with securities that do not constitute "Securities" under this Agreement.

(b) Trust Account.

(i) The Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public shareholders upon the IPO Closing. The Purchaser hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(ii) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind ("Claim") to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(c) No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf, will engage in any Short Sales with respect to securities of the Company prior to the closing of the Business Combination. For purposes of this Section 5.1(d), "Short Sales" shall include, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis).

(d) Stock Exchange Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Ordinary Shares and Rights on The Nasdaq Capital Market (or another national securities exchange) until the third anniversary of the consummation of a Business Combination.

6. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient's next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: 5420 Peck Road, Apt 43,El Monte, CA, Attention: Manager.

All communications to the Purchaser shall be sent to the Purchaser's address as set forth on the signature page hereof, or to such email address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 6(a).

(b) No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives are responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement.

(d) Entire Agreement. This Agreement, together with any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Purchaser.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company's fees associated with the issuance of the Securities and the securities issuable upon conversion or exercise of the Securities.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any

respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Specific Performance. Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the other party hereto in accordance with the terms hereof and that the such party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(r) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements (but subject in any case to the provisions of Section 5(d) hereof), unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall be permitted to disclose any information to its affiliates and its and their respective directors, officers, employees, advisors, director or indirect owners, agents and representatives, in each case so long as such person or entity has been advised of the confidentiality obligations hereunder; provided that the Purchaser shall be liable for any breach of such confidentiality obligations by any such person or entity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

TECHYBIRD ACQUISITION CORP.

By:
Name: XU ZHENCHUN
Title: Chief Executive Officer

PURCHASER:

TECHYBIRD, LLC

By:
Name: ZHU FENG PING
Title: Manager

Subscribed Securities:

	Number of Subscribed Securities	Purchase Price
Founder Shares	1,725,000(Note)	$ 25,028.75(Note)

Note: 1,437,500 Founder Shares thereof were previously subscribed and allotted, and the purchase price therefor in the amount of $25,000 was previously paid in accordance with the terms of the Original Agreement.

Purchaser's Address for Notices:
Unit 3607, 36/F BLK A, Hong Kong Plaza, 188
Connaught Road West, Hong Kong